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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                      -----------------------------------

          Date of Report (Date of earliest event reported): May 4, 2001

                        AFFILIATED MANAGERS GROUP, INC.
               -------------------------------------------------
               (Exact name of Registrant as specified in charter)

          Delaware                     0001-13459                043218510
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission file number)       (IRS employer
      of incorporation)                                      identification no.)

             Two International Place, 23rd Floor, Boston, MA 02110
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                                 (617) 747-3300
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

Registrant is filing this Form 8-K in order to file a current earnings press release. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.


Item 7.  Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 -- Press Release issued on April 25, 2001 by Affiliated Managers Group, Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AFFILIATED MANAGERS GROUP, INC.
                                     -------------------------------
                                             (Registrant)

Date: May 4, 2001                    /s/ Darrell W. Crate
                                     -------------------------------
                                     DARRELL W. CRATE
                                     Senior Vice President
                                     Chief Financial Officer and Treasurer
                                     (and also as Principal Financial and
                                      Accounting Officer)


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                                    Exhibits

     A. Press Release issued on April 25, 2001 by Affiliated Managers Group,
Inc.